UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 5, 2009
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
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 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


            -------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into Definitive Material Agreement

         The Registrant has entered into Forbearance Agreements (the "Forbearance") with the holders of $3,500,000 in Promissory Notes whereby the Holders have agreed to forbear from exercising their rights and remedies arising from acknowledged delinquencies in the Registrant making quarterly payments that were due under the Promissory Notes on December 10, 2008 and March 10, 2009. The Holders have agreed that the Registrant may satisfy its obligation to pay the delinquent amounts by increasing the quarterly payments otherwise due under the Promissory Notes commencing September 10, 2009 and continuing through June 10, 2011 when the delinquent amounts, together with interest accrued thereon, are scheduled to have been paid in full.

         As additional consideration for the Forbearance, the Registrant has executed in favor of the Holders a General Hypothecation and Pledge Agreement ("Stock Pledge") with respect to the Registrant's stock of its wholly owned subsidiary, Crystal Mountain Water, Inc. and has issued to the Holders (each receiving its pro rata share) 5,171,993 Shares, representing 2.8% of the Registrant's Common Stock. Additionally, one representative of the Holders (an "Observer") will be permitted to attend all meetings of the board of directors of the Registrant, subject to the conditions stated in the Forbearance.

         Copies of the  Forbearance  and Stock  Pledge are  attached as Exhibits
10.1 and 10.2.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

(d)      Exhibits

          10.1 Forbearance Agreement
          10.2 General Hypothecation and Pledge Agreement



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
                                ----------------------------
                                        (Registrant)


                                /s/John M. Jacobs
                                -----------------------------
Date: June 16, 2009             John M. Jacobs
                                President

















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